UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022 (June 8, 2022)
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325		87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood St., Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

The HF Sinclair Corporation (“HF Sinclair”) virtual 2022 Annual Meeting of Stockholders (the “Annual Meeting”) was held on June 8, 2022. A total of 208,222,070 shares of HF Sinclair’s common stock were present in person or represented by proxy at the Annual Meeting, representing over 93% of HF Sinclair’s 223,229,684 shares of common stock outstanding and entitled to vote as of the April 14, 2022 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in HF Sinclair’s Proxy Statement.

•Proposal 1 (Election of Directors): The stockholders elected all eleven (11) director nominees to serve until HF Sinclair’s annual meeting of stockholders in 2023, or until their earlier resignation, removal or death.

Nominee	For	Against	Abstain	Broker Non-Votes
Anne-Marie N. Ainsworth	192,743,717	2,055,930	112,467	13,309,956
Anna C. Catalano	189,676,193	5,120,495	115,426	13,309,956
Leldon E. Echols	189,585,325	5,210,640	116,149	13,309,956
Manuel J. Fernandez	192,889,805	1,903,763	118,546	13,309,956
Michael C. Jennings	191,124,123	3,688,165	99,826	13,309,956
R. Craig Knocke	189,866,574	4,924,774	120,766	13,309,956
Robert J. Kostelnik	185,534,420	8,949,789	427,905	13,309,956
James H. Lee	190,156,732	4,631,849	123,533	13,309,956
Ross B. Matthews	191,359,772	3,434,100	118,242	13,309,956
Franklin Myers	188,037,135	6,370,727	504,252	13,309,956
Norman J. Szydlowski	193,711,043	1,077,486	123,585	13,309,956

•Proposal 2 (Advisory Vote on the Compensation of HF Sinclair’s Named Executive Officers): The stockholders approved on an advisory basis the compensation of HF Sinclair’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
184,969,190	9,502,423	440,501	13,309,956

•Proposal 3 (Ratification of the Appointment of Ernst & Young LLP): The stockholders ratified the appointment of Ernst & Young LLP as HF Sinclair’s independent registered public accounting firm for the 2022 fiscal year.

For	Against	Abstain
200,533,447	7,304,888	383,735

•Proposal 4 (Stockholder proposal for shareholder right to call a special shareholder meeting.): The stockholders did not approve the stockholder proposal giving shareholders owning a combined 10% of HF Sinclair’s common stock the right to call a special shareholder meeting.

For	Against	Abstain	Broker Non-Votes
93,589,926	100,662,132	660,056	13,309,956

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

By:    /s/ Vaishali S. Bhatia
Name:    Vaishali S. Bhatia
Title:    Senior Vice President and General Counsel

Date: June 9, 2022